Strategic Investments	12 Months Ended
Dec. 31, 2017
Strategic Investments
Strategic Investments

3. Strategic Investments

API Acquisition

On February 1, 2017, the Company acquired the assets of Associated Packaging, Inc. and Fast Pak, LLC (together, “API”) with operations located in Greer, South Carolina for $33.5 million. The acquisition was funded from borrowings on the Company’s revolving credit facility (“Revolver”). API provides corrugated packaging and digital production needs serving a diverse customer base, including an emphasis on fulfillment and kitting for the automotive and consumer products industries. The Company has allocated the purchase price to the assets acquired and liabilities assumed, of which $14.0 million has been allocated to intangible assets (to be amortized over a life of 10 years), $2.8 million to plant, property and equipment, $1.7 million to net working capital and $15.0 million to goodwill (which is deductible for tax purposes).  The purchase price allocation is final.

Transaction fees and expenses for the API acquisition related to due diligence, advisory and legal services have been expensed as incurred.  These expenses were $0.4 million for the year ended December 31, 2017, and were recorded as selling, general and administrative expenses in the Consolidated Statements of Comprehensive Income.

This acquisition further strengthens the Company’s goal of increasing mill integration.

As part of the acquisition, the Company signed a four-year long-term incentive agreement with the sellers contingent on the achievement of certain financial targets.  This agreement contains an acceleration clause that would trigger upon the sale of the Company prior to the fourth anniversary of the API acquisition.  Contingent upon the closing of the KapStone acquisition by WestRock Company announced January 29, 2018, the Company will be required to make a $5.0 million payment to the sellers.  As of December 31, 2017, no accrual has been recorded related to this contingent obligation.

Operating results of the acquisition since February 1, 2017 are included in the Company’s Paper and Packaging segment.  The Company’s consolidated statement of comprehensive income for the year ended December 31, 2017 includes $22.8 million of net sales and $1.0 million of operating income from this acquired business.

In conjunction with the API acquisition, the Company signed a 25-year lease agreement with a total commitment of approximately $14.7 million.  The Company estimated the fair value of the lease to be $4.7 million based on an assessment of the market values of comparable properties.  The lease was capitalized as a long-term building asset and capital lease obligation as the present value of the payments is more than 90 percent of the fair value of the property.  Amortization of the asset under this capital lease obligation is included in depreciation expense.

CFB Acquisition

On July 1, 2016, the Company acquired 100 percent of the common stock of Central Florida Box Corporation (“CFB”), a corrugated products manufacturer located near Orlando, Florida, for $15.4 million, net of cash acquired. Sales and total assets of CFB are not material to KapStone. Operating results of the acquisition since July 1, 2016 are included in the Company’s Paper and Packaging segment operating results. The Company has allocated the purchase price to the fair value of assets acquired and liabilities assumed, of which $10.5 million has been allocated to plant, property and equipment, $1.7 million to net working capital, $1.0 million to goodwill (which is deductible for tax purposes) and $2.2 million to customer relationship intangible assets (to be amortized over a life of 10 years).  The purchase price allocation is final.

Equity Method Investments

In September of 2016, the Company made a $10.6 million investment for a 49 percent equity interest in a sheet feeder operation located in Florida.  In April of 2016, the Company made a $1.25 million investment for a 20 percent equity interest in a sheet feeder operation located in California.  These investments are expected to increase the Company’s vertical integration by over 60,000 tons per year and will ramp up to that level over eighteen months.  Both investments are included in other assets on the Company’s Consolidated Balance Sheets.

For the years ended December 31, 2017 and 2016, the Company recognized $1.8 million and $0.5 million, respectively, of income from these equity method investments.

New Plant Start-up

In April of 2016, the Company approved a plan to expand its geographical footprint into Southern California with a new sheet plant.  As of December 31, 2017, approximately $15.2 million has been invested.  In addition, the Company signed a 10-year facility lease agreement with a total commitment of approximately $9.8 million.  The new sheet plant started manufacturing boxes in February 2017 and is intended to primarily supply the Company’s Victory distribution center in Southern California, as well as other KapStone customers. For the year ended December 31, 2017, $4.4 million of operating expenses were incurred.